WRITTEN CONSENT TO ACTION WITHOUT MEETING OF COMMITTEE
APPOINTED BY THE BOARD OF DIRECTORS OF
BANK OF AMERICA CORPORATION

August 20, 2002

Approval of Medium-Term Notes, Series J

WHEREAS, by resolutions adopted by the Board of Directors (the "Board") of Bank of America Corporation (the "Company") at a meeting duly called and held on June 26, 2002, this Committee (the "Committee") was authorized by the Board to take action in connection with the issuance of the Company's unsecured debt securities, including senior or subordinated medium-term notes (the "Debt Securities"), warrants ("Warrants"), units, made up of two or more securities in any combination ("Units"), shares of its preferred stock ("Preferred Stock"), fractional interests in Preferred Stock represented by depositary shares ("Depositary Shares"), shares of its common stock (the "Common Stock," and together with the Debt Securities, Warrants, Units, Preferred Stock and Depositary Shares, the "Securities") to be offered at the times and on terms to be determined by the Committee;

WHEREAS, the Board authorized and approved the issuance and sale for cash, at any time or from time to time, in one or more public offerings, $20,000,000,000 of which Securities have been registered with the Securities and Exchange Commission pursuant to the Company's shelf registration statement on Form S-3, Registration No. 333-97197, as amended (the "Shelf");

WHEREAS, the Committee has determined that issuing up to $5,000,000,000 in aggregate principal amount of its registered Debt Securities through a medium-term note program utilizing unsecured senior and subordinated notes with varying maturities and interest rates (the "Program") is advisable and in the Corporation's best interests; and

WHEREAS, no stop order suspending the effectiveness of the above described registration statement has been received by the Corporation and no proceedings for that purpose have been instituted or threatened against the Corporation;

NOW, THEREFORE, BE IT RESOLVED, that pursuant to the resolutions previously adopted by the Board, and the respective terms and provisions of (i) the Indenture dated as of January 1, 1995 between the Company and The Bank of New York, as Trustee (the "Subordinated Trustee"), as supplemented by a First Supplemental Indenture dated as of August 28, 1998 thereto (the "Subordinated Indenture") and (ii) the Indenture dated as of January 1, 1995 between the Company and The Bank of New York, as Trustee (as successor in interest to U.S. Bank Trust National Association, as successor Trustee to BankAmerica National Trust Company) (the "Senior Trustee," and together with the Subordinated Trustee, the "Trustees"), as supplemented by First Supplemental Indenture dated as of September 18, 1998 thereto and the Second Supplemental Indenture dated as of May 7, 2001 thereto, the Company hereby establishes and there is hereby authorized to be issued medium-term notes, which may be a series of senior debt securities, designated as the Senior Medium-Term Notes, Series J (the "Senior Medium-Term Notes") and a series of subordinated debt securities, designated as the Subordinated Medium-Term Notes, Series J (the "Subordinated Medium-Term Notes" and, together with the Senior Medium-Term Notes, the "Medium-Term Notes"), which Medium-Term Notes shall be subject to the terms and entitled to the benefits of the Senior Indenture, in the case of Senior Medium-Term Notes, and the Subordinated Indenture, in the case of Subordinated Medium-Term Notes, all of which Medium-Term Notes shall be issued under the Registration Statement in an aggregate principal amount initially not in excess of $5,000,000,000;

RESOLVED FURTHER, that those Medium-Term Notes to be issued and sold under the authority of these resolutions shall be those securities previously authorized by the Board and registered for sale under the Shelf;

RESOLVED FURTHER, that the Chief Executive Officer, the Chief Financial Officer, any Senior Vice President, the Treasurer, or any Associate General Counsel of the Company are hereby authorized and empowered to execute and deliver, and this Committee hereby approves, the form of Distribution Agreement (the "Distribution Agreement") among the Company and the Agents (as defined therein), in substantially the form presented to the Committee and attached hereto as Exhibit A, relating, among other things, to the sale of the Medium-Term Notes and to indemnification of and contribution to the Agents, with such changes as such officers may deem necessary or appropriate, the execution thereof being conclusive evidence of such approval;

RESOLVED FURTHER, that any of the Chief Executive Officer, the Chief Financial Officer, any Senior or other Vice President or the Treasurer of the Company (each, an "Authorized Officer") hereby is authorized and empowered to determine from time to time the method and terms of the sale of any Medium-Term Notes, including, but not limited to, the selection of the persons, if any, to act as agent for the Company from time to time in connection with the sale of any Medium-Term Notes and the approval of administrative procedures relating to the issuance and transfer of such Medium-Term Notes;

RESOLVED FURTHER, that each Authorized Officer hereby is authorized and empowered to determine all of the specific terms and provisions of any Medium-Term Notes to be sold by the Company from time to time and the conditions of the sale thereof, including, but not limited to, (i) the specified time or times of any offering of Medium-Term Notes and the form and content of one or more prospectus supplements and pricing supplements describing the Program and the Medium-Term Notes; (ii) whether the Medium-Term Notes to be sold will be Senior Medium-Term Notes or Subordinated Medium-Term Notes; (iii) the additional designation of such series of Medium-Term Notes, if any; (iv) the date or dates on which such Medium-Term Notes will be issued; (v) the method of and date for sale and delivery of such Medium-Term Notes; (vi) whether such Medium-Term Notes will be sold to an agent as principal or through an agent as agent for the Company, or whether the Company will sell such Medium-Term Notes directly on its own behalf; (vii) the fee or commission to be paid in connection with any such sale; (viii) the denominations, if other than $1,000, and aggregate principal amount of such Medium-Term Notes which may be authenticated and delivered at any such time; (ix) the date or dates on which the principal of such Medium-Term Notes is payable; (x) whether payments of principal or interest under the Medium-Term Notes are determined by reference to an index, including a security issued by a third party, and the manner of any such determination; (xi) the rate or rates per annum, and, if applicable, the method for determining such rate or rates, if any, at which such Medium-Term Notes will bear interest (which may be fixed or floating), the dates or dates from which such interest shall accrue, the date or dates on which such interest shall be payable and the record date or dates for the interest payable on any such Medium-Term Notes on any interest payment date; (xii) whether the Medium-Term Notes are to be issuable at a discount or a premium or as amortizable securities; (xiii) the place or places at which the principal of (and premium, if any, on) and any interest on such Medium-Term Notes shall be payable, any such Medium-Term Notes may be surrendered for registration or transfer or exchange and notices and demands to or upon the Company in respect of such Medium-Term Notes may be served, which may or may not be the same place and which may or may not be maintained in the City of New York, if different from that specified herein; (xiv) the denominations in which such Medium-Term Notes are authorized to be issued, if different from that specified herein; (xv) any provisions relating to the mandatory redemption of such Medium-Term Notes by the Company or redemption of the Medium-Term Notes at the option of the holder; (xvi) any sinking fund to be provided in connection with such Medium-Term Notes; (xvii) whether such Medium-Term Notes will be original issue discount; (xviii) the person or persons who, from time to time, will serve as calculation agent with respect to such Medium-Term Notes, if different from that specified herein; (xix) any provisions relating to the extension of maturity of, or the renewal of, Medium-Term Notes or the conversion or exchange of such Medium-Term Notes into other securities of the Company or of any third party; and (xx) any other terms and provisions of the Medium-Term Notes;

RESOLVED FURTHER, that upon authorization by an Authorized Officer, the Medium-Term Notes shall be (i) issued as Registered Securities (as defined in the respective Indentures), (ii) issued in book-entry form only, (iii) represented by one or more global notes registered in the name of The Depository Trust Company or its nominee and in denominations of $1,000 or integral multiples thereof (unless another denomination is determined by an Authorized Officer), and (iv) dated the date of authentication; and the forms of registered Senior Medium-Term Notes and the forms of registered Subordinated Medium-Term Notes presented to this Committee and attached hereto as Exhibit B and Exhibit C, respectively, together with any modifications as are appropriate to reflect the determinations of any Authorized Officer, are hereby in all respects approved;

RESOLVED FURTHER, that the Administrative Procedures (the "Procedures"), in substantially the form presented to this Committee and attached hereto as Exhibit D, are hereby approved in all respects, and the proper officers of the Company are authorized and empowered to direct the issuance of Medium-Term Notes from time to time in accordance with such Procedures, as such Procedures may be amended or revised from time to time with the approval of any Authorized Officer;

RESOLVED FURTHER, that the Medium-Term Notes shall be executed in the name of and on behalf of the Company by any of the Chief Executive Officer, Treasurer or any Senior or other Vice President of the Company, the corporate seal shall be affixed thereon and shall be attested by the Secretary or any Assistant Secretary of the Company, and the signatures of the Chief Executive Officer, Treasurer or any Senior or other Vice President, the Secretary and any Assistant Secretary may be in the form of facsimile signatures of the current or any future Chief Executive Officer, Treasurer or Senior or other Vice President, Secretary or Assistant Secretary, and should any officer of the Company who signs, or whose facsimile signature appears upon, any of the Medium-Term Notes, cease to be such an officer prior to the issuance of such Medium-Term Notes, the Medium-Term Note so signed or bearing such facsimile signature shall, nevertheless, be valid, and, without prejudice to the use of the facsimile signatures of any other officer as hereinbefore authorized, the facsimile signatures of Kenneth D. Lewis, Chief Executive Officer of the Company, James T. Houghton, Senior Vice President of the Company, Karen A. Gosnell, Senior Vice President of the Company, Rachel R. Cummings, Secretary of the Company, and Allison L. Gilliam, Assistant Secretary of the Company, are hereby expressly approved and accepted;

RESOLVED FURTHER, that pursuant to the provisions of the respective Indentures, each of the Chief Executive Officer, the Chief Financial Officer, the Treasurer, any Senior Vice President or any Associate General Counsel of the Company is hereby authorized and empowered to cause the Medium-Term Notes, upon execution thereof, to be delivered to the Trustee under the applicable Indenture, or to any agent designated by such Trustee, for authentication and delivery and to deliver by it to said Trustee or agent thereof, as the case may be, the written order of the Company for the authentication and delivery of the Medium-Term Notes, if necessary, and to negotiate, execute and deliver any and all agreements and other documents and certificates necessary in connection with the issuance, sale and delivery of the Medium-Term Notes;

RESOLVED FURTHER, that (i) the listing of Medium-Term Notes designated by James T. Houghton or Karen A. Gosnell, Senior Vice Presidents, or any other Authorized Officer on any United States stock exchange is hereby approved, and (ii) any Authorized Officer, be and they hereby are authorized to take any and all steps necessary or desirable to prepare and file one or more listing applications with The American Stock Exchange, or any other exchange as they determine appropriate, including the preparation and filing of all requisite listing applications, fee agreements and other documents and to pay all fees and expenses associated with those applications;

RESOLVED FURTHER, that, unless and until otherwise determined by an Authorized Officer, The Bank of New York initially shall act under the provisions of the Subordinated Indenture and the Senior Indenture, in each case, for the registration, transfer, exchange and payment of the Medium-Term Notes (in such capacity the "Paying Agent"), and that the corporate trust office of said bank located at 15 Broad Street, New York, New York 10007, hereby is designated, pursuant to the provisions of Section 4.02 of the respective Indentures, as the office or agency of the Company where the Medium-Term Notes may be presented for registration, transfer, exchange and payment, and the proper officers of the Company hereby are authorized and empowered to execute and deliver any documents required by the respective Trustees under the Indentures, or by the Paying Agent, with respect to such appointment, or by any other person as any Authorized Officer shall determine, agent for the Company for the registration, transfer, exchange or payment of, or the authentication of, the Medium-Term Notes;

RESOLVED FURTHER, that, unless and until otherwise determined by an Authorized Officer, The Bank of New York is appointed the agent for the Company for the calculation of interest with respect to the Medium-Term Notes (the "Calculation Agent") and the proper officers of the Company are hereby authorized and empowered to execute and deliver any documents required by the Calculation Agent, with respect to such appointment of The Bank of New York, or any other person as any Authorized Officer shall determine, as Calculation Agent for the Company;

RESOLVED FURTHER, that, unless and until otherwise determined by an Authorized Officer, The Bank of New York hereby initially is appointed the agent for the Company for the calculation of any rates of exchange with respect to the Medium-Term Notes denominated in currencies other than U.S. Dollars (the "Exchange Agent"), and the proper officers of the Company are hereby authorized and empowered to execute and deliver any documents required by the Exchange Agent, with respect to such appointment of The Bank of New York, or any other person as any Authorized Officer shall determine, as Exchange Agent for the Company;

RESOLVED FURTHER, that whenever a Trustee under an Indenture shall, in its capacity as Trustee, deem it expedient, it may apply to counsel (which may be counsel for the Company) for advice or instructions, and, for its actions and good faith in such agency capacity, including, but not limited to, action in reliance on such advice or instructions or on advice of its own counsel, the Company shall fully protect and hold harmless that agent from and against any liability;

RESOLVED FURTHER, that any Authorized Officer may determine and negotiate the terms and provisions of, and execute, deliver and perform, any warrant or unit agreement as may be necessary in connection with the issuance of any Medium-Term Notes;

RESOLVED FURTHER, that all actions previously taken by the Corporation and the Authorized Officers in connection with the Medium-Term Notes and the establishment and operation of the Program are hereby ratified, confirmed and approved; and

RESOLVED FURTHER, that each of the officers of the Company hereby is authorized and directed to do any and all things necessary, appropriate or convenient to carry into effect the foregoing resolutions.